EXHIBIT 10.3


[PRICEWATERHOUSECOOPERS LOGO]                          [KPMG LOGO]

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PricewaterhouseCoopers AG                              KPMG Fides Peat
St. Jakobs-Strasse 25                                  Badenerstrasse 172
Postfach 3877                                          CH-8004 Zurich
4002 Basel                                             Telephone +41 1 249 31 31
Telephone 061 270 51 11                                Fax +41 1 249 23 19
Fax 061 270 55 88



                         Independent Auditors' Consent

The Board of Directors
Syngenta AG

We consent to the incorporation by reference in the registration statement No. 333-101794 on Form S-8 of Syngenta AG of our report dated February 27, 2002, with respect to the consolidated financial statements (consolidated income statements, balance sheets, cash flow statements, and statements of changes in equity and notes) of Syngenta AG for each of the two years ended December 31, 2001 and 2000, which report appears in the December 31, 2002, annual report on Form 20-F of Syngenta AG.


PricewaterhouseCoopers AG                       KPMG Fides Peat



/s/ Clive Bellingham    /s/ Gerd Tritschler     /s/ Bruce Mathers   /s/ Erik F.J. Willems
--------------------    -------------------     -----------------   ---------------------
Clive Bellingham        Gerd Tritschler         Bruce Mathers       Erik F.J. Willems
Basel, April 11,2003                            Zurich, April 11,2003